2Q10 Earnings Presentation
AllianceBernstein.com
Aug 2, 2010
Peter S. Kraus
Chairman & Chief Executive Officer
David A. Steyn
Chief Operating Officer
John B. Howard
Chief Financial Officer
Second Quarter 2010 Review

2Q10 Earnings Presentation

AllianceBernstein.com
Certain statements provided by management in this presentation are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of
1995. Such forward-looking statements are subject to risks, uncertainties, and other factors that could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. The most significant of these factors include, but are not limited to, the following: the performance of financial markets, the investment performance of sponsored investment products and separately-managed accounts, general economic conditions, industry trends, future acquisitions, competitive conditions, and current and proposed government regulations, including changes in tax regulations and rates and the manner in which the earnings of publicly-traded partnerships are taxed. AllianceBernstein cautions readers to carefully consider such factors. Further, such forward-looking statements speak only as of the date on which such statements are made; AllianceBernstein undertakes no obligation to update any forward-looking statements to reflect events or circumstances after the date of such statements. For further information regarding these forward-looking statements and the factors that could cause actual results to differ, see “Risk Factors” and “Cautions Regarding Forward-Looking Statements” in AllianceBernstein’s Form 10-K for the year ended December 31, 2009 and subsequent Forms 10-Q. Any or all of the forward-looking statements made in this presentation, Form 10-K, Form 10-Q, other documents AllianceBernstein files with or furnishes to the SEC, and any other public statements issued by AllianceBernstein, may turn out to be wrong. It is important to remember that other factors besides those listed in “Risk Factors” and “Cautions Regarding Forward-Looking Statements”, and those listed below, could also adversely affect AllianceBernstein’s financial condition, results of operations and business prospects.
The forward-looking statements referred to in the preceding paragraph include statements regarding:
■The pipeline of new institutional mandates not yet funded: Before they are funded, institutional mandates do not represent legally binding commitments to fund and, accordingly, the possibility exists that not all mandates will be funded in the amounts and at the times currently anticipated.
■ Our belief that our equity portfolios, which are exposed to companies with very attractive cash flows and growth characteristics, should capitalize on global growth: We cannot predict the timing or degree of global market growth, nor our absolute or relative investment performance for our clients. The actual performance of the capital markets and other factors beyond our control will affect our investment success for clients and asset flows.
■Our confidence that executing on our strategy of delivering long-term investment performance, developing innovative investment solutions, expanding our client base and motivating our employees will ultimately lead to success for all AllianceBernstein stakeholders: Changes and volatility in political, economic, capital market or industry conditions can result in changes in demand for our products and services or impact the value of our assets under management, all of which may significantly hinder our ability to execute on our strategy.
■Our intention to engage in additional open market purchases of Holding Units, from time to time, to help fund anticipated obligations under our incentive compensation award program: The number of Holding Units needed in future periods to make incentive compensation awards is dependent upon various factors, some of which are beyond our control, including the fluctuation in the price of a Holding Unit.
■Our determination that, based on expected revenues for the year, employee compensation expense should range between 45% and 50% of our adjusted revenues: The revenues we generate during 2010 are dependent upon the performance of the capital markets, our investment performance for our clients, general economic and regulatory conditions, and other factors that may be beyond our control. Aggregate employee compensation reflects employee performance and competitive compensation levels. Fluctuations in our revenues and/or changes in competitive compensation levels could result in employee compensation expense being outside of this range.
■Our anticipation that the proposed 12b-1 fee-related rule changes will not have a material effect on us: The impact of this rule change is dependant upon the final rules adopted by the SEC, any phase-in or grandfathering period, and any other changes made with respect to share class distribution arrangements.
Cautions Regarding Forward-Looking Statements

Global Value
(3.0)
(4.1)
International Value
(3.7)
(3.9)
US Diversified Value
(2.2)
(1.8)

US Large Cap Growth
(2.8)
(4.6)
Global Research Growth
(1.3)
(2.8)
Int'l Large Cap Growth
(1.0)
(2.1)
Benchmark
Russell 1000 Growth
MSCI World (Cap, UH, net)
MSCI EAFE (Cap, UH, net)

(0.3)
0.9
0.3
1.4
(0.3)
0.6

2Q10 Earnings Presentation

AllianceBernstein.com
Benchmark MSCI World (Cap, UH, net)  MSCI EAFE (Cap, UH, net)  Russell 1000 Value
Institutional Equity Composites vs. Benchmarks (Percent)
Performance is preliminary as of June 30, 2010.
The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of AllianceBernstein.
Investment performance of composites is presented after investment management fees.
2Q10
2010 YTD
2Q10
2010 YTD
2Q10
2010 YTD
Institutional Fixed Income Composites vs. Benchmarks (Percent)
 Benchmark  Custom Index  Barclays Global Aggregate JMP EMBI Global
   Bond Index (Unhedged)
Strategic Core Plus
Global Plus
Emerging Market Debt
Relative Investment Performance

$0.2
$3.6
$1.4
$5.2
$0.6
$5.0
$0.7
($13.5)
($5.4)
($5.3)
($11.4)
($4.9)
($0.2)
($10.8)
($4.9)
($2.5)
($7.3)
($4.9)
($5.3)
($5.1)
2Q09
3Q09
4Q09
1Q10
2Q10
Value
Growth
Fixed
Other

2Q10 Earnings Presentation

AllianceBernstein.com
(1) Approximately $70 billion of Blend Strategies AUM are reported in their respective services.
(2) Includes index, structured, asset allocation services and other non-actively managed AUM.
In US dollars billions
Total   ($24.0) ($12.9)      ($16.8)     ($6.4)      ($4.7)
(2)
Net Flows By Investment Service(1)

$2.5
($18.7)
($3.5)
($1.8)
($10.0)
($1.9)
($1.0)
($15.6)
($0.4)($0.8)
($8.6)
($0.3)
($3.7)
($0.9)
2Q09
3Q09
4Q09
1Q10
2Q10
Institutions
Retail
Private Client

2Q10 Earnings Presentation

AllianceBernstein.com
In US dollars billions
Total:      ($24.0) ($12.9)     ($16.8)   ($6.4)     ($4.7)
($0.1)
Net Flows By Distribution Channel

$1.4
$4.5
$1.3
$2.0
$5.9
$5.3
$2.4
$7.9
$4.3
$2.1
$10.5
$3.5
$2.1
$8.6
$8.1
2Q09
3Q09
4Q09
1Q10
2Q10
Institutions
Retail
Private Client

2Q10 Earnings Presentation

AllianceBernstein.com
In US dollars billions
$7.2
$13.2
$18.8
$16.1
$14.6
Gross Sales

$4.5
$5.9
$7.9
$10.5
$8.6
$2.5
($3.5)
($1.9)
($0.4)
($0.9)
($8.0)
($7.8)
($8.3)
($8.0)
($9.5)
2Q09
3Q09
4Q09
1Q10
2Q10
Gross Inflows
Gross Outflows
Net Flows

2Q10 Earnings Presentation

AllianceBernstein.com
In US dollars billions
Retail: Asset Flows for Trailing Five Quarters

$1.4
$2.0
$2.4
$2.1
$2.1
($1.8)
($1.0)
($0.8)
($0.3)
($0.1)
($3.2)
($3.0)
($3.2)
($2.4)
($2.2)
2Q09
3Q09
4Q09
1Q10
2Q10
Gross Inflows
Gross Outflows
Net Flows

2Q10 Earnings Presentation

AllianceBernstein.com
In US dollars billions
Private Client: Asset Flows for Trailing Five Quarters

$1.3
$5.3
$4.3
$3.5
$8.1
($3.7)
($10.0)
($8.6)
($12.1)
($11.8)
($15.3)
($15.6)
($18.7)
($19.9)
($20.0)
2Q09
3Q09
4Q09
1Q10
2Q10
Gross Inflows
Gross Outflows
Net Flows

2Q10 Earnings Presentation

AllianceBernstein.com
In US dollars billions
Institutions: Asset Flows for Trailing Five Quarters

- Senior hires made to lead both sales and trading

- European research platform continues to strengthen:
  - Best ever result in Thomson Reuters Extel survey of European institutional investors

Trend in Extel Survey Results
3
2
5
6
2
7
10
22
20
18
18
17
14
15
10
9
2002
2003
2004
2005
2006
2007
2008
2009
2010
Individual Top 5 Positions
Sector Research Rank

AB

2Q10 Earnings Presentation

AllianceBernstein.com
■ Revenue up 6% compared to prior year quarter and 1Q10 as both US and European operations grew revenue; market backdrop decelerated in June and into July
■ Continue to make strategic investments to grow SCB capabilities and reach:
 ● Asia:
 ■Six senior analysts now onboard
Bernstein Research Services

2Q10 Earnings Presentation

AllianceBernstein.com
In US dollars millions (excluding per-Unit amounts)
Please refer to pages 36-40 for additional information on the reconciliation of GAAP financial results to adjusted financial results
Percentages are calculated using expenses rounded to the nearest thousand.
(1) Final Federated trail payment
	2Q 2010	2Q 2009	Percent Change	1Q 2010	Percent Change
Net Revenues	$688	$721	(5%)	$725	(5%)
Operating Expenses	580	588	(1%)	585	(1%)
Operating Income	108	133	(19%)	140	(23%)
Non-Operating Income(1)	2	6	(62%)	4	(50%)
Income Before Income Taxes	110	139	(21%)	144	(24%)
Income Taxes	13	10	36%	13	-
Net Income	97	129	(25%)	131	(26%)
Net Loss (Income) of Consolidated Entities Attributable to Non-Controlling Interests	9	(1)	n/m	17	(44%)
Net Income Attributable to AllianceBernstein Unitholders	$106	$128	(17%)	$148	(28%)
AllianceBernstein Holding Diluted Net Income per Unit	$0.31	$0.41	(24%)	$0.46	(33%)
AllianceBernstein Holding Adjusted Diluted Net Income Per Unit	$0.38	$0.22	73%	$0.47	(19%)
Second Quarter 2010 Income Statement

Operating Income: GAAP vs. Adjusted
$34
$44
$133
$77
$223
$142
$200
$190
$140
$158
$108
$135
1Q 09
2Q 09
3Q 09
4Q 09
1Q 10
2Q 10
GAAP
Adjusted

2Q10 Earnings Presentation

AllianceBernstein.com
In US dollars millions
Operating Margin	1Q 09	2Q 09	3Q 09	4Q 09	1Q 10	2Q 10
GAAP*	7%	18%	24%	26%	22%	17%
Adjusted	8%	13%	23%	28%	24%	21%
■ Management believes that adjusted financial metrics
 provide more clarity around operating performance and
 uses these metrics to evaluate and compare period-to-
 period operating performance
■ Major adjustments to GAAP results:
 ● Revenues:
 ■ Exclude investment gains (losses) and dividends
 and interest related to deferred compensation
 investments
 ■ Net non-controlling interest of the Venture Capital
 Fund
 ■ Net distribution-related expenses
 ● Operating Income:
 ■ Net P&L impact of investment gains (losses) and
 dividends and interest related to deferred
 compensation investments
 ■ Net non-controlling interest of the Venture Capital
 Fund
 ■ Exclude real estate sub-lease charges
Please refer to pages 36-40 for additional information on the reconciliation of GAAP financial results to adjusted financial results
*GAAP operating income, less non-controlling interests
GAAP vs. Adjusted: Six Quarter Trend

2Q10 Earnings Presentation

AllianceBernstein.com
Percentages are calculated using revenues and expenses rounded to the nearest thousand.
In US dollars millions
(1) Includes investment (gains) losses and dividends and interest on deferred compensation-related investments and 90% of the investment (gains) losses of our consolidated venture capital fund attributable to non-controlling interests
Please refer to pages 36-40 for additional information on the reconciliation of GAAP financial results to adjusted financial results
Revenues	2Q 2010	2Q 2009	Percent Change	1Q 2010	Percent Change
Base Fees	$510	$447	14%	$509	-
Performance Fees	3	1	237%	3	11%
Bernstein Research	117	111	6%	111	6%
Distribution	83	65	29%	80	4%
Investment Gains (Losses)	(57)	65	n/m	(8)	605%
Other Revenues	33	34	(4%)	31	7%
Total Revenues	689	723	(5%)	726	(5%)
Less: Interest Expense	1	2	(13%)	1	66%
Net Revenues	$688	$721	(5%)	$725	(5%)
Investment (Gains) Losses(1)	45	(65)	n/m	5	824%
Distribution and Servicing Costs	(83)	(69)	21%	(79)	5%
Adjusted Net Revenues	$650	$587	11%	$651	-
Second Quarter 2010 Revenues

2Q10 Earnings Presentation

AllianceBernstein.com
Percentages are calculated using expenses rounded to the nearest thousand.
In US dollars millions
■ Base Compensation increased versus 1Q10 as severance increased to $10M in 2Q10 from $5M in 1Q10
■ Incentive Compensation decreased versus both prior periods due to lower amortization of mark-to-market of deferred compensation-
 related investments
■ Commissions, Fringes & Other for 2Q10 includes $7M of recruitment, compared to $2M in 2Q09 and $3M in 1Q10
■ Promotion & Servicing increased versus both prior periods due primarily to higher distribution-related payments and client-related conference and travel expenses
■ G&A decreased versus both prior periods due to a $12M real estate sub-lease charge taken in 1Q10 and higher class action claims processing error-related expenses and greater foreign exchange losses in 2Q09

Operating Expenses	2Q 2010	2Q 2009	Percent Change	1Q 2010	Percent Change
Compensation & Benefits
Base Compensation	$110	$112	(2%)	$105	5%
Incentive Compensation	115	133	(13%)	126	(9%)
Commissions, Fringes & Other	88	80	10%	88	-
Total Compensation & Benefits	$313	$325	(4%)	$319	(2%)
Promotion & Servicing	133	115	15%	122	9%
General & Administrative	129	142	(9%)	138	(7%)
Other	5	6	(7%)	6	(2%)
Total Operating Expenses	$580	$588	(1%)	$585	(1%)
Second Quarter 2010 GAAP Operating Expenses

2Q10 Earnings Presentation

AllianceBernstein.com
In US dollars millions (excluding per-Unit amounts)
Please refer to pages 36-40 for additional information on the reconciliation of GAAP financial results to adjusted financial results
Percentages are calculated using revenues and expenses rounded to the nearest thousand.
(1) Net impact of investment (gains) losses and employee compensation related to the mark-to-market of deferred compensation balances
	2Q 2010	2Q 2009	Percent Change	1Q 2010	Percent Change
AllianceBernstein L.P.
GAAP Operating Income	$108	$133	(19%)	$140	(23%)
Net P&L impact of mark-to-market of deferred compensation(1)	18	(55)	n/m	(11)	n/m
Real estate sub-lease charges	-	-	-	12	n/m
Net Loss (Income) of Consolidated Entities Attributable to Non-Controlling Interests	9	(1)	n/m	17	(44%)
Adjusted Operating Income	$135	$77	74%	$158	(15%)

Adjusted Net Revenues	$650	$587	11%	$651	-
GAAP Operating Margin, including non-controlling interests	17.0%	18.3%		21.6%
Adjusted Operating Margin	20.7%	13.2%		24.2%

AllianceBernstein Holding L.P.
Diluted Net Income per Unit, GAAP basis	$0.31	$0.41	(24%)	$0.46	(33%)
Adjusted Diluted Net Income per Unit	$0.38	$0.22	73%	$0.47	(19%)
Second Quarter 2010 GAAP to Adjusted Reconciliation

1Q10 Adjusted Operating Income
Bernstein Research Services
Investment Losses on Seed Capital
Conferences & Travel
Severance
Recruiting
FX
Other
2Q10 Adjusted Operating Income

2Q10 Earnings Presentation

AllianceBernstein.com
Please refer to pages 36-40 for additional information on the reconciliation of GAAP financial results to adjusted financial results
$158
$135
($7)
($4)
($5)
($4)
($3)
In US dollars millions
($6)
$6
Adjusted Operating Income: 1Q10 versus 2Q10

2Q10 Earnings Presentation

AllianceBernstein.com
Q & A
AllianceBernstein Second Quarter 2010 Review

2Q10 Earnings Presentation

AllianceBernstein.com
Appendix
AllianceBernstein Second Quarter 2010 Review

2Q10 Earnings Presentation

AllianceBernstein.com
Performance is preliminary.
As of June 30, 2010
Investment performance of composites is presented after investment management fees. Periods of more than one year are annualized.
The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of AllianceBernstein.
Institutional Equity Composites vs. Benchmarks
		Periods Ended June 30, 2010
Service	2Q 2010	One Year	Three Years	Five Years	10 Years	Benchmark
US Diversified Value	(2.2)	(2.4)	(3.1)	(2.2)	1.0	Russell 1000 Value
US Strategic Value	(2.9)	(0.5)	(6.7)	(3.7)	4.7	S&P 500
US Strategic Value	(3.1)	(3.0)	(4.2)	(2.9)	0.7	Russell 1000 Value
International Value	(3.7)	(3.3)	(5.8)	(2.5)	2.6	MSCI EAFE (Cap, UH)
International Strategic Value	(3.3)	(1.0)	(6.8)	(2.9)	N/A	MSCI EAFE (Cap, UH)
Global Value	(3.0)	(1.8)	(7.4)	(3.1)	4.3	MSCI World (Cap, UH)
Global Strategic Value	(2.8)	0.9	(9.3)	(4.0)	N/A	MSCI World (Cap, UH)
Emerging Markets Value	(4.1)	(0.4)	(2.7)	(2.3)	3.6	MSCI EM
Institutional Value Equity: Relative Performance

2Q10 Earnings Presentation

AllianceBernstein.com
Performance is preliminary.
As of June 30, 2010
Investment performance of composites is presented after investment management fees. Periods of more than one year are annualized.
The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of AllianceBernstein.
Institutional Equity Composites vs. Benchmarks
		Periods Ended June 30, 2010
Service	2Q 2010	One Year	Three Years	Five Years	10 Years	Benchmark
Global Research Growth	(1.3)	(2.7)	(5.4)	(3.9)	(1.1)	MSCI World (net)
US Large Cap Growth	(2.8)	(4.8)	(1.3)	(1.0)	0.1	Russell 1000 Growth
Int'l Research Growth All Country	(0.3)	(1.0)	(1.9)	(0.6)	N/A	MSCI ACWI ex US (net)
US Research Growth	(1.7)	(5.4)	(2.3)	(2.0)	(1.9)	S&P 500 Index
US Thematic Research	0.4	(0.9)	1.8	(0.4)	0.8	S&P 500 Index
US Small Cap Growth	(0.8)	2.1	0.0	0.5	1.6	Russell 2000 Growth
Global Large Cap Growth	(1.3)	(2.4)	(2.5)	(2.1)	(3.6)	MSCI World (net)
Int'l Large Cap Growth	(1.0)	(1.0)	(2.7)	(2.8)		MSCI EAFE (net)
Emerging Markets Growth	(0.9)	(0.1)	(3.3)	(2.8)	(1.1)	MSCI EM (net)
(2.2)
Institutional Growth Equity: Relative Performance

2Q10 Earnings Presentation

AllianceBernstein.com
Performance is preliminary.
As of June 30, 2010
Investment performance of composites is presented after investment management fees. Periods of more than one year are annualized.
The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of AllianceBernstein.
Institutional Blend Strategies Equity Composites vs. Benchmarks
		Periods Ended June 30, 2010
Service	2Q 2010	One Year	Three Years	Five Years	10 Years	Benchmark
Global Blend Strategies	(2.1)	(1.8)	(6.4)	(3.4)	N/A	MSCI World
International Blend Strategies	(2.1)	(1.6)	(3.8)	(2.6)	N/A	MSCI EAFE
US Blend Strategies	(3.3)	(3.2)	(2.5)	(2.0)	N/A	S&P 500
Emerging Markets Blend Strategies	(2.5)	(0.5)	(3.0)	(2.8)	N/A	MSCI EM
Institutional Blend Strategies: Relative Performance

2Q10 Earnings Presentation

AllianceBernstein.com
Performance is preliminary.
As of June 30, 2010
Investment performance of composites is presented after investment management fees. Periods of more than one year are annualized.
*The benchmarks listed are the current benchmarks for the investments service—certain benchmarks have evolved over time and therefore are time blended.
The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of AllianceBernstein.
Institutional Fixed Income Composites vs. Benchmarks*
		Periods Ended June 30, 2010
Service	2Q 2010	One Year	Three Years	Five Years	10 Years	Benchmark
Corporate Bonds	(0.2)	2.2	(0.2)	(0.1)	0.1	Custom Corporate Index
Strategic Core Plus	(0.3)	6.7	0.1	0.4	N/A	Custom Index
Global Plus	0.3	6.8	(0.9)	(0.2)	N/A	Barclays Global Aggregate Bond Index (Unhedged)
Global Fixed Income	1.2	4.3	1.2	1.0	0.6	CitiGroup WGBI - Unhedged
Emerging Market Debt	(0.3)	7.1	1.2	1.7	2.7	JPM EMBI Global
Low Duration	0.1	4.4	(2.2)	(1.3)	(0.5)	Merrill Lynch U.S. Treasury (1-3 Years)
Institutional Fixed Income: Relative Performance

2Q10 Earnings Presentation

AllianceBernstein.com
Performance is preliminary.
As of June 30, 2010
Investment performance of composites is presented after investment management fees. Periods of more than one year are annualized.
*The Fully Diversified 60% stocks/40% bonds (simulation) is meant to be illustrative of the value generated by the "total solution" approach AllianceBernstein encourages for most clients: a diversified allocation across investment portfolios of varying types aimed at optimizing return and volatility over time. The Bernstein Fully Diversified Portfolio is composed of specific proportions of each of the products that follow, which were included in the simulation as of the following dates: Strategic Value—January 1, 1983; Strategic Growth—January 1, 1983 (ACM Large Cap Growth
used as a proxy for Strategic Growth through January 1, 2001; Strategic Growth used thereafter); Intermediate Municipal Bond Composite—January 1, 1983; Bernstein Tax-Managed International
Fund—July 1, 1992; Emerging Markets Fund—January 1, 1996; AllianceBernstein Institutional REIT Fund—July 1, 2001. The AllianceBernstein Institutional REIT Fund was removed from the simulation on December 31, 2008. The portfolio was rebalanced quarterly through December 31, 2005; monthly thereafter. Simulated performance results have certain inherent limitations. The results may not reflect the impact that certain material economic and market factors might have had on actual decision making if they were reflective of a managed account. No representation is being made that any account will, or is likely to, achieve profits or losses similar to those described herein.
Source: Standard and Poor’s, Morgan Stanley, Lipper and AllianceBernstein

		Periods Ended June 30, 2010
Service	2Q 2010	One Year	Three Years	Five Years	10 Years
Fully Diversified Simulation*	(8.5)	9.0	(6.9)	0.3	2.5
S&P 500	(11.4)	14.4	(9.8)	(0.8)	(1.6)

MSCI World (net)	(12.7)	10.2	(11.5)	0.1	(1.0)

Lipper Short/Int Blended Muni Fund Avg	1.3	6.0	4.0	3.2	3.9

Private Client: Absolute Performance

2Q10 Earnings Presentation

AllianceBernstein.com
Retail Mutual Funds vs. Lipper Averages

NOTE: The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of AllianceBernstein.
Investment performance of mutual funds is presented after investment management fees.
(1) Performance figures other than 2Q2010 and One Year are positively affected by class action settlement proceeds.
Source: AllianceBernstein and Lipper. Mutual Fund and Lipper performance data through 6/30/10.

		Periods Ended June 30, 2010
Service	2Q 2010	One Year	Three Years	Five Years	10 Years	Lipper Average
International Value	(3.5)	(1.0)	(6.0)	(2.9)	N/A	International Large Cap Value
Growth & Income(1)	0.2	(5.8)	(1.3)	(1.3)	(2.1)	Large Cap Value
U.S. Small/Mid Cap Value	(3.0)	4.2	2.8	2.0	N/A	Small Cap Value
U.S. Value	(1.8)	(0.5)	(4.8)	(3.2)	N/A	Large Cap Value
Global Value		1.8	(4.9)	(1.4)	N/A	Global Large Cap Value
(2.8)
Retail Value Equity: Relative Performance

2Q10 Earnings Presentation

AllianceBernstein.com
Retail Mutual Funds vs. Lipper Averages

NOTE: The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of AllianceBernstein.
Investment performance of mutual funds is presented after investment management fees.
(1) Performance figures other than 2Q2010 and One Year are positively affected by class action settlement proceeds.
Source: AllianceBernstein, Morningstar, and Lipper. Mutual Fund, Morningstar, and Lipper performance data through 6/30/10.

		Periods Ended June 30, 2010
Service	2Q 2010	One Year	Three Years	Five Years	10 Years	Lipper Average
Global Growth	(1.9)	(1.5)		(4.6)	N/A	Global Large-Cap Growth
Global Thematic Growth	(1.2)	(3.0)	1.9	(0.8)	(4.1)	Global Multi-Cap Growth
International Growth	(1.1)	1.1	(1.8)	(1.0)	1.9	International Large-Cap Growth
U.S. Large Cap Growth(1)	(2.4)	2.2	4.7	2.3	(1.3)	Large-Cap Growth
Emerging Markets	(1.3)	0.9	(2.6)	(2.8)	(2.9)	Equity Emerging Mkts Global
U.S. Growth(1)	0.6	1.8	(1.6)	(2.2)	(0.7)	Large-Cap Growth
U.S. Small Cap Growth	1.7	3.1	0.3	(1.5)	0.3	Small Cap Growth
(6.1)
Retail Growth Equity: Relative Performance

2Q10 Earnings Presentation

AllianceBernstein.com
Retail Fixed Income Funds vs. Lipper Averages

NOTE: The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of AllianceBernstein.
Investment performance of mutual funds is presented after investment management fees.
Source: AllianceBernstein, Morningstar, and Lipper. Mutual Fund, Morningstar, and Lipper performance data through 6/30/10.

		Periods Ended June 30, 2010
Service	2Q 2010	One Year	Three Years	Five Years	10 Years	Lipper Average
Global High Yield Portfolio	4.5	14.4	4.4	2.9	(0.1)	Bond Global High Yield
American Income Portfolio	(0.3)	8.9	0.8	1.7	2.0	Bond USD
Global Bond	1.7	6.8	2.1	3.0	2.2	Global Income
High Income		7.5	5.9	4.6		High Current Yield
0.0
7.5
Retail Fixed Income: Relative Performance

2Q10 Earnings Presentation

AllianceBernstein.com
Retail Mutual Funds vs. Lipper Averages

NOTE: The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of AllianceBernstein.
Investment performance of mutual funds is presented after investment management fees.
Source: AllianceBernstein and Morningstar. Mutual fund and Morningstar performance data through 6/30/10.

		Periods Ended June 30, 2010
Service	2Q 2010	One Year	Three Years	Five Years	10 Years	Lipper Average
Conservative Wealth	(0.8)	(0.9)	(1.0)	0.1	N/A	Mixed-Asset Target Alloc Consv
Balanced Wealth	(2.5)	1.9	(1.9)	0.0	N/A	Mixed-Asset Target Alloc Moderate
Wealth Appreciation	(2.4)	0.9	(2.2)	(1.4)	N/A	Global Multi-Cap Core
Wealth Strategies: Relative Performance

2Q10 Earnings Presentation

AllianceBernstein.com
In US dollars billions
(1) Transfers of certain client accounts were made among distribution channels resulting from changes in how these accounts are serviced by the firm.
	Institutions			Retail			Private Client			Total
Client Domicile:	US	Non-US	Total	US	Non-US	Total	US	Non-US	Total	US	Non-US	Total
Beginning of Period	$159.0	$138.0	$297.0	$86.7	$41.1	$127.8	$74.4	$2.1	$76.5	$320.1	$181.2	$501.3
Sales/New Accounts	1.7	6.4	8.1	3.1	5.5	8.6	2.0	0.1	2.1	6.8	12.0	18.8
Redemptions/Terminations	(3.7)	(3.6)	(7.3)	(3.2)	(3.2)	(6.4)	(1.5)	-	(1.5)	(8.4)	(6.8)	(15.2)
Net Cash Flows	(1.5)	(3.0)	(4.5)	(1.5)	(1.6)	(3.1)	(0.6)	(0.1)	(0.7)	(3.6)	(4.7)	(8.3)
Net Flows	(3.5)	(0.2)	(3.7)	(1.6)	0.7	(0.9)	(0.1)	(0.0)	(0.1)	(5.2)	0.5	(4.7)
Transfers(1)	(0.2)	-	(0.2)	-	-	-	0.2	-	0.2	-	-	-
Investment Performance	(11.7)	(10.8)	(22.5)	(8.0)	(2.7)	(10.7)	(5.5)	(0.2)	(5.7)	(25.2)	(13.7)	(38.9)
End of Period	$143.6	$127.0	$270.6	$77.1	$39.1	$116.2	$69.0	$1.9	$70.9	$289.7	$168.0	$457.7
Three-months ended 6/30/10 AUM Rollforward by Distribution Channel

2Q10 Earnings Presentation

AllianceBernstein.com
In US dollars billions
(1) Includes index, structured, asset allocation services and other non-actively managed AUM.
(2) Approximately $70 billion in Blend Strategies AUM are reported in their respective services.
	Value Equity			Growth Equity			Fixed Income			Other(1)			Total
Client Domicile:	US	Non-US	Total	US	Non-US	Total	US	Non-US	Total	US	Non-US	Total	US	Non-US	Total
Beginning of Period	$105.6	$63.8	$169.4	$63.7	$27.5	$91.2	$113.9	$78.4	$192.3	$36.9	$11.5	$48.4	$320.1	$181.2	$501.3
Sales/New Accounts	2.9	1.6	4.5	1.0	0.3	1.3	2.5	9.5	12.0	0.4	0.6	1.0	6.8	12.0	18.8
Redemptions/Terminations	(4.0)	(1.8)	(5.8)	(2.3)	(1.8)	(4.1)	(2.0)	(3.0)	(5.0)	(0.1)	(0.2)	(0.3)	(8.4)	(6.8)	(15.2)
Net Cash Flows	(2.0)	(2.0)	(4.0)	(1.8)	(0.5)	(2.3)	(0.1)	(1.9)	(2.0)	0.3	(0.3)	-	(3.6)	(4.7)	(8.3)
Net Flows	(3.1)	(2.2)	(5.3)	(3.1)	(2.0)	(5.1)	0.4	4.6	5.0	0.6	0.1	0.7	(5.2)	0.5	(4.7)
Investment Performance	(15.3)	(9.6)	(24.9)	(8.2)	(3.4)	(11.6)	2.2	(1.0)	1.2	(3.9)	0.3	(3.6)	(25.2)	(13.7)	(38.9)
End of Period(2)	$87.2	$52.0	$139.2	$52.4	$22.1	$74.5	$116.5	$82.0	$198.5	$33.6	$11.9	$45.5	$289.7	$168.0	$457.7
Three-months ended 6/30/10 AUM Rollforward by Investment Service

Other
8%
Eur. ex-UK
5%
Australia
6%
UK
9%
N.A. ex-
US
9%
Japan
10%
US
53%
Europe
8%
Other
2%
Asia Pac
23%
US
67%
Non-
US
3%
US
97%

AB

2Q10 Earnings Presentation

AllianceBernstein.com
In US dollars billions
As of June 30, 2010
Retail
Institutions
Private Client
 $270.6 $116.2  $70.9
AUM by Region

2Q10 Earnings Presentation

AllianceBernstein.com
Percentages are calculated using AUM rounded to the nearest million and revenues to the nearest thousand.
In US dollars
	2Q 2010	2Q 2009	Percent Change	1Q 2010	Percent Change
Ending AUM ($ Billions)	$458	$447	2%	$501	(9%)
Average AUM ($ Billions)	$482	$437	10%	$490	(2%)

By Fee Type ($ Millions):
Base Fees	$510	$447	14%	$509	-
Performance Fees	3	1	237%	3	11%
Total	$513	$448	14%	$512	-

Base Fees By Channel ($ Millions):
Institutions	$186	$193	(4%)	$196	(6%)
Retail	158	122	29%	152	4%
Private Client	166	132	26%	161	3%
Total	$510	$447	14%	$509	-
Second Quarter 2010 Advisory Fees

2Q10 Earnings Presentation

AllianceBernstein.com
In US dollars millions
	1Q 2009	2Q 2009	3Q 2009	4Q 2009	1Q 2010	2Q 2010
Revenues
Investment Gains (Losses)	($28)	$63	$71	$15	$11	($37)
Dividends	1	2	1	4	1	-
Total Revenues	($27)	$65	$72	$19	$12	($37)
Expenses
Amortization of Original Awards	$45	$39	$40	$36	$31	$31
Amortization of MTM - Prior Periods	(17)	(16)	(11)	(6)	(4)	(3)
Amortization of MTM - Current Quarter	(12)	25	28	8	4	(16)
% of Investment Gains (Losses)	43%	40%	39%	53%	36%	43%
Dividends	1	1	1	4	1	-
Sub-Total of Mutual Fund Expenses	17	49	58	42	32	12
Amortization of AB Units	11	10	11	19	23	24
Other	5	4	4	1	3	3
Total Expenses	$33	$63	$73	$62	$58	$39
Net P&L impact of Mutual Fund Grants	($44)	$16	$14	($23)	($20)	($49)
Six-Quarter Deferred Compensation Net P&L Trend

2Q10 Earnings Presentation

AllianceBernstein.com
In US dollars millions
Assets	June 30, 2010	Dec 31, 2009
Cash and cash equivalents	$670	$614
Cash and securities, segregated	945	985
Receivables, net	1,172	1,099
Investments:
Deferred compensation - related	331	401
Other	412	374
Goodwill	2,893	2,893
Intangible assets, net	213	224
Deferred sales commissions, net	83	90
Other (incl. furniture & equipment, net)	494	535
Total Assets	$7,213	$7,215

Liabilities and Capital
Liabilities:
Payables	$1,852	$1,670
Accounts payable and accrued expenses	310	278
Accrued compensation and benefits	438	316
Debt	79	249
Total Liabilities	2,679	2,513

Partners' capital attributable to AllianceBernstein Unitholders	4,390	4,530
Non-controlling interests in consolidated entities	144	172
Total Capital	4,534	4,702
Total Liabilities and Capital	$7,213	$7,215
Consolidated Balance Sheet

Consolidated Statement of Cash Flows

In US dollars millions

	Six Months Ended	
	June 30, 2010	June 30, 2009
Cash Flows From Operating Activities:		
Net Income	$228	$161
Non-cash items:		
Amortization of deferred sales commissions	24	29
Amortization of non-cash deferred compensation	53	36
Depreciation and other amortization	41	42
Unrealized losses (gains) on deferred compensation - related investments	13	(82)
Unrealized loss on consolidated venture capital fund	29	8
Other	13	(3)
Changes in assets and liabilities	270	179
Net cash provided by operating activities	**671**	**370**
Cash Flows From Investing Activities:		
Purchases of investments	-	(11)
Proceeds from sales of investments	-	3
Additions to furniture, equipment and leaseholds, net	(4)	(36)
Net cash used in investing activities	**(4)**	**(44)**
Cash Flows From Financing Activities:		
(Repayment) of commercial paper, net	(170)	(120)
Proceeds from bank loans, net	-	22
(Decrease) in overdrafts payable	-	(27)
Distributions to General Partner and Unitholders	(342)	(137)
Purchases of Holding Units to fund deferred compensation awards, net	(86)	(1)
Other	9	4
Net cash used in financing activities	**(589)**	**(259)**
Effect of exchange rate changes on cash and cash equivalents	(22)	36
Net increase in cash and cash equivalents	56	103
Cash and cash equivalents at the beginning of period	614	553
Cash and cash equivalents at the end of period	**$670**	**$656**

AB AllianceBernstein.com
2Q10 Earnings Presentation 34

2Q10 Earnings Presentation

AllianceBernstein.com
Percentages are calculated using income, earnings and expenses rounded to the nearest thousand.
In US dollars millions (except per Unit amounts)
Please refer to pages 36-40 for additional information on the reconciliation of GAAP financial results to adjusted financial results
	2Q 2010	2Q 2009	Percent Change	1Q 2010	Percent Change
AllianceBernstein
Net Income Attributable to AllianceBernstein	$106	$128	(17%)	$148	(28%)
Weighted Average Equity Ownership Interest	36.7%	34.4%		36.6%
AllianceBernstein Holding
Equity in Net Income Attributable to AllianceBernstein	$39	$44	(12%)	$54	(28%)
Income Taxes	7	6	23%	7	-
Net Income	$32	$38	(17%)	$47	(33%)
Diluted Net Income Per Unit, GAAP basis	$0.31	$0.41	(24%)	$0.46	(33%)
Distributions Per Unit	$0.31	$0.41	(24%)	$0.46	(33%)
Adjusted Diluted Net Income Per Unit	$0.38	$0.22	73%	$0.47	(19%)
AllianceBernstein Holding Financial Results

AllianceBernstein Adjusted Earnings Reconciliation

$ thousands, unaudited	Three Months Ended 6/30/10	3/31/10	12/31/09	9/30/09	6/30/09	3/31/09
Net Revenues, GAAP basis	**$688,343**	**$725,086**	**$781,861**	**$806,014**	**$721,440**	**$597,564**
Exclude:						
Deferred compensation-related investment (gains) losses	36,797	(11,159)	(14,763)	(70,873)	(63,110)	28,245
Deferred compensation-related dividends and interest	(920)	(800)	(4,084)	(1,381)	(1,591)	(1,470)
90% of consolidated venture capital fund investment (gains) losses	9,304	16,849	1,627	(27,155)	(417)	5,314
Distribution-related payments	(71,015)	(66,749)	(69,400)	(61,843)	(55,149)	(47,810)
Amortization of deferred sales commissions	(12,147)	(12,122)	(12,819)	(13,362)	(13,844)	(14,898)
Adjusted Net Revenues	**$650,362**	**$651,105**	**$682,422**	**$631,400**	**$587,329**	**$566,945**
Operating Income, GAAP basis	**$107,649**	**$139,982**	**$200,256**	**$223,470**	**$133,312**	**$33,790**
Exclude:						
Deferred compensation-related investment (gains) losses	36,797	(11,159)	(14,763)	(70,873)	(63,110)	28,245
Deferred compensation-related dividends and interest	(920)	(800)	(4,084)	(1,381)	(1,591)	(1,470)
Deferred compensation-related mark-to-market vesting (credit) expense	(19,082)	357	1,556	16,722	8,590	(29,016)
Deferred compensation-related dividends and interest expense	810	682	3,760	1,240	1,431	1,303
Net impact of deferred compensation-related investments	17,605	(10,920)	(13,531)	(54,292)	(54,680)	(938)
Real estate sub-lease charges	-	11,983	2,548	-	-	5,728
Total Exclusions:	17,605	1,063	(10,983)	(54,292)	(54,680)	4,790
Include:						
Net Loss (Income) of Consolidated Entities Attributable to Non-Controlling Interests	9,339	16,773	733	(27,154)	(1,300)	5,340
Adjusted Operating Income	**$134,593**	**$157,818**	**$190,006**	**$142,024**	**$77,332**	**$43,920**
Operating Margin, GAAP basis incl. non-controlling interests	**17.0%**	**21.6%**	**25.7%**	**24.4%**	**18.3%**	**6.5%**
Adjusted Operating Margin	**20.7%**	**24.2%**	**27.8%**	**22.5%**	**13.2%**	**7.7%**

AllianceBernstein.com
2Q10 Earnings Presentation 36

2Q10 Earnings Presentation

AllianceBernstein.com
Three Months Ended
$ thousands except per unit amounts, unaudited	6/30/10	3/31/10	12/31/09	9/30/09	6/30/09	3/31/09
Diluted Net Income, GAAP basis	$ 32,256	$ 47,858	$ 60,402	$ 62,836	$ 38,262	$ 6,735
Impact on net income of AllianceBernstein L.P. non-GAAP adjustments	6,572	1,257	(2,923)	(18,003)	(18,298)	1,589
Adjusted Diluted Net Income	$ 38,828	$ 49,115	$ 57,479	$ 44,833	$ 19,964	$ 8,324

Diluted Net Income per Unit, GAAP basis	$ 0.31	$ 0.46	$ 0.62	$ 0.67	$ 0.41	$ 0.07
Impact of AllianceBernstein L.P. non-GAAP adjustments	0.07	0.01	(0.03)	(0.19)	(0.19)	0.02
Adjusted Diluted Net Income per Unit	$ 0.38	$ 0.47	$ 0.59	$ 0.48	$ 0.22	$ 0.09
AllianceBernstein Holding Adjusted Earnings Reconciliation

AllianceBernstein Adjusted Earnings Reconciliation

$ thousands, unaudited	Six Months Ended June 30, 2010	2009
Net Revenues, GAAP basis	**$1,413,429**	**$1,319,004**
Exclude:		
Deferred compensation-related investment (gains) losses	25,638	(34,865)
Deferred compensation-related dividends and interest	(1,720)	(3,061)
90% of consolidated venture capital fund investment (gains) losses	26,153	4,898
Distribution-related payments	(137,764)	(102,960)
Amortization of deferred sales commissions	(24,268)	(28,741)
Adjusted Net Revenues	**$1,301,468**	**$1,154,275**
Operating Income, GAAP basis	**$247,631**	**$167,102**
Exclude:		
Deferred compensation-related investment (gains) losses	25,638	(34,865)
Deferred compensation-related dividends and interest	(1,720)	(3,061)
Deferred compensation-related mark-to-market vesting expense	(18,725)	(20,426)
Deferred compensation-related mark-to-market vesting (credit) expense	1,492	2,734
Net impact of deferred compensation-related investments	6,685	(55,618)
Real estate sub-lease charges	11,983	5,728
Total Exclusions:	18,668	(49,890)
Include:		
Net Loss (Income) of Consolidated Entities Attributable to Non-Controlling Interests	26,112	4,040
Adjusted Operating Income	**$292,411**	**$121,252**
Operating Margin, GAAP basis incl. non-controlling interests	**19.4%**	**13.0%**
Adjusted Operating Margin	**22.5%**	**10.5%**

AB AllianceBernstein.com 2Q10 Earnings Presentation 38

2Q10 Earnings Presentation

AllianceBernstein.com
Six Months Ended
$ thousands except per unit amounts, unaudited	6/30/10	6/30/09
Diluted Net Income, GAAP basis	$ 80,127	$ 44,988
Impact on net income of AllianceBernstein L.P. non-GAAP adjustments	7,486	(16,737)
Adjusted Diluted Net Income	$ 87,613	$ 28,251

Diluted Net Income per Unit, GAAP basis	$ 0.78	$ 0.49
Impact of AllianceBernstein L.P. non-GAAP adjustments	0.07	(0.18)
Adjusted Diluted Net Income per Unit	$ 0.85	$ 0.31

AllianceBernstein Holding Adjusted Earnings Reconciliation

2Q10 Earnings Presentation

AllianceBernstein.com
AllianceBernstein L.P.
Notes to Condensed Consolidated Statements of Income and Supplemental Information
(Unaudited)
Adjusted Net Revenues
Adjusted net revenues excludes investment gains and losses and dividends and interest on deferred compensation-related investments, and 90% of the investment gains and losses of our consolidated venture capital fund attributable to non-controlling interests. In addition, adjusted net revenues offsets distribution-related payments to third parties as well as amortization of deferred sales commissions against distribution revenues. We believe the offset of distribution-related payments from net revenues is useful for our investors and other users of our financial statements because such presentation appropriately reflects the nature of these costs as pass-through payments to third parties who perform functions on behalf of our sponsored mutual funds and/or shareholders of these funds. Amortization of deferred sales commissions is offset against net revenues because such costs, over time, offset distribution revenues earned by the company.
Adjusted Operating Income
Adjusted operating income represents operating income on a GAAP basis (1) excluding the impact on net revenues and compensation expense of the mark-to-market gains and losses (as well as the dividends and interest) associated with employee deferred compensation-related investments, (2) excluding real estate sub-lease charges and (3) including the net loss or income of consolidated entities attributable to non-controlling interests.
(1) Prior to 2009, a large proportion of employee compensation was in the form of deferred awards that were notionally invested in AllianceBernstein investment services and generally vested over a period of four years. AllianceBernstein has hedged the exposure to market movements by purchasing and holding these investments on its balance sheet. The full value of the investments’ appreciation (depreciation) is recorded within investment gains and losses on the income statement in the current period. U.S. GAAP requires the appreciation (depreciation) in the compensation liability to be expensed over the award vesting period in proportion to the vested amount of the award as part of compensation expense. This creates a timing difference between the recognition of the compensation expense and the investment gain or loss impacting operating income which will reverse over the life of the award and net to zero at the end of the multi-year vesting period. Although, during periods of high market volatility these timing differences have an impact on operating income and operating margin, over the life of the award any impact is ultimately offset. Because these plans are economically hedged, management believes it is useful to reflect the offset ultimately achieved from hedging the investments’ market exposure in the calculation of adjusted operating income, adjusted operating margin and adjusted diluted net income per Holding Unit, which will produce core operating results from period to period. The non-GAAP measures exclude gains and losses and dividends and interest on deferred compensation-related investments included in revenues and compensation expense, and thus eliminating the timing differences created by different treatment under U.S. GAAP of the market movement on the expense and the investments.
(2) Real estate sub-lease charges have been excluded because, often, they are relatively large in nature and are not considered part of our core operating results when comparing financial results from period to period and to industry peers.
(3) Most of the net income or loss of consolidated entities attributable to non-controlling interests relates to the 90% limited partner interests held by third parties in our consolidated venture capital fund. We own a 10% limited partnership interest in the fund. Because we are the general partner of the venture capital fund and are deemed to have a controlling interest, U.S. GAAP requires us to consolidate the financial results of the fund. However, recognizing 100% of the gains or losses in operating income while only retaining 10% is not reflective of our underlying financial results at the operating income level. As a result, we are excluding the 90% limited partnership interests we do not own from our adjusted operating income. Similarly, net income of joint ventures attributable to non-controlling interests, although not significant, is excluded because it does not reflect the economic interest attributable to AllianceBernstein.
Adjusted Operating Margin
Adjusted operating margin allows us to monitor our financial performance and efficiency from period to period and to compare our performance to industry peers without the volatility noted
above in our discussion of adjusted operating income. Adjusted operating margin is derived by dividing adjusted operating income by adjusted net revenues.
AllianceBernstein Adjusted Financial Results Reconciliation